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                                                                    Exhibit 10.3

                             RESTRUCTURING AGREEMENT

         THIS RESTRUCTURING AGREEMENT, dated as of May 13, 2002 (this "Agreement"), is entered into in respect of that certain Note and Warrant Purchase Agreement dated as of September 7, 2001 (the "Note Agreement") between Oasys Telecom, Inc., a California corporation (the "Company"), and Larscom Incorporated, a Delaware corporation (the "Lender") and those Convertible Promissory Notes dated as of September 7, 2001, September 25, 2001, October 26, 2001, December 17, 2001, and December 27, 2001, respectively, issued to Lender pursuant thereto (each a "Note").

                                    ARTICLE I
                       Defaults and Restructuring of notes

         1.1 The Company acknowledges and agrees that, as of the close of business on May 13, 2002, Lender has extended credit to the Company for the purposes permitted in the Note Agreement and evidenced by the Notes in an aggregate principal amount equal to $****** together with accrued and unpaid interest of $***** (the "Outstanding Obligations").

         1.2 The Company acknowledges and agrees that the Outstanding Obligations and the terms of the Note Agreement and Notes are the valid and binding obligations of the Company enforceable in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to the rights of creditors generally or the effect of equitable principles which limit the availability of equitable remedies.

         1.3 The Lender has expressed to Company its concerns regarding the continued performance by Company of the Outstanding Obligations, the Note Agreement and Notes, and requested Company to provide assurances as to Company's continued performance, including under Section 3(b) of the Notes. Among other reasons and to address these concerns, the Company has requested that the Lender enter into this Agreement and amend and restate the Notes as two promissory notes upon the terms set forth in Exhibit A (the Notes as so amended and restated, the "Amended Notes").

         1.4 The Outstanding Obligations shall be continuing obligations of the Company pursuant to the Amended Notes. The issuance of the Amended Notes is not an accord and satisfaction, a novation or an extinguishment of the Outstanding Obligations.

                                   ARTICLE II
                               Waiver and Release

         2.1 The Company hereby acknowledges and agrees that: (a) it has no claim, right or cause of action of any kind against the Lender or any parent, subsidiary or affiliate of the Lender or any of the Lender's officers, directors, employees, attorneys or other representatives or agents (all of which parties other than the Lender being, collectively, the "Lender Agents") in connection with the Outstanding Obligations, the Note Agreement, Notes, Amended Notes or the transactions contemplated thereby; (b) it has no offset or defense of any kind against any of the Outstanding Obligations or the Amended Notes; (c) it recognizes that the Lender has heretofore properly performed and satisfied in a timely manner all of its obligations to and contracts with the Company; and
(d) without limitation to any of the foregoing, it releases the Lender and any Lender Agent from any and all such claims, rights, causes of action, defenses, counterclaims and offsets. The Company hereby irrevocably waives the benefits of


Confidential treatment has been requested for portions of this exhibit. The copy herewith omits the information subject to the confidentially request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

California Civil Code Section 1542 which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which known by him must have materially affected his settlement with the debtor." This release is fully effective on the date hereof.

                                   ARTICLE III

                                   Forbearance

         3.1 As a further accommodation to Company and to further assist the Company in restructuring its business operations, and subject to the terms and conditions hereof, the Lender agrees to forbear from exercising its remedies under the Amended Notes with respect to the occurrence of any Event of Default (as defined in the Amended Notes) until the earlier of: (a) January 13, 2004; or
(b) the date upon which any of the Forbearance Termination Events occurs (the earlier date occurring under clause (a) or (b), above, being referred to as the "Forbearance Termination Date"). In agreeing to forbear from any such remedies the Lender is not agreeing to waive any such rights or remedies (all of which are expressly reserved).

         3.2 For the purposes hereof:

                  (a) "Adverse Person" shall mean: any of the persons listed in
         Schedule 1 hereto, or any of their affiliates, and their respective
         ----------
         successors and assigns;

                  (b) "affiliate" with respect to any person, shall mean: any person that directly or indirectly controls, is controlled by, or is under common control with such person; and "control of" "controlled by" and "under common control with" any person (and similar phrases) shall mean the direct or indirect possession of the power to direct, or cause the direction of, the management or policies (whether through ownership of voting securities, by contract or otherwise) of such person;

                  ( c) "Bankruptcy Event" shall mean the filing of a petition by or against the Company under any provision of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time (the "Bankruptcy Code"), or under any similar law relating to bankruptcy, insolvency or other relief for debtors; or appointment of a receiver, trustee, custodian or liquidator of or for any substantial part of the assets of Company; or the Company shall liquidate, wind up or dissolve (or suffer any liquidation, winding up or dissolution) or suspend its operations; and

                  (d) "Forbearance Termination Events" shall mean any of the following events, to the extent occurring prior to the first anniversary hereof: (i) the Company (or any person controlling the Company) shall be acquired, directly or indirectly, and whether through, merger, consolidation, combination, reorganization, stock purchase or otherwise by any one or more of the Adverse Persons; or
         (ii) one or more Adverse Persons (whether or not acting in concert) shall, directly or indirectly, in one or more transactions, acquire control of the Company, or any other person controlling the Company, or acquire all or substantially all of the assets of the Company; or (iii) an Event of Default pursuant to Section (8)(b) or (8)(d) of the Amended Notes shall occur; or (iv) a Bankruptcy Event shall occur.

         3.3 The Lender reserves all rights and remedies available to it under the Amended Notes (and any other outstanding agreement with the Company) and applicable law in respect of the failure of the Company to comply with the provisions of this Agreement. All such rights and remedies of the Company are cumulative and without prejudice to any other rights or remedies.

                                   ARTICLE IV
                             Undertaking Of Company

         So long as any of the Amended Notes are outstanding, the Company shall promptly notify the Lender of the occurrence of any Event of Default (as defined in the Amended Notes) or any Forbearance Termination Event.

                                    ARTICLE V
                      Other Matters; Entirety Of Agreement

         5.1 Without limitation to any other rights or remedies of the Lender, at any time on or after the Forbearance Termination Date, the Lender shall be entitled to exercise all rights and remedies available to it, whether under the Amended Notes or otherwise, without further notice or demand.

         5.2 This Agreement (including all Exhibits and Schedules hereto) constitutes the entire agreement of the Company and Lender concerning the subject matter hereof, and all prior or contemporaneous understandings, oral representations or agreements had among the parties with respect to the subject matter hereof are merged in, and are contained in, this Agreement.

         5.3 This Agreement is binding upon and shall inure to the benefit of each party and their respective successors and assigns. This Agreement is entered into for the sole protection and benefit of the parties hereto and their respective successors and assigns, and no other person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with this Agreement.

         5.4 No amendment or waiver of any provision of this Agreement nor consent to any departure therefrom by Lender shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         5.5 No failure on the part of the Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement and the Amended Notes or otherwise are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Lender.

         5.6 All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing and shall be delivered and deemed effective in the manner set forth in the Amended Notes.

         5.7 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

         5.8 This Agreement is the result of negotiations among and has been reviewed by counsel to the parties, and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against any party merely because of such party's involvement in the drafting preparation hereof.

         5.9 THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, CALIFORNIA LAW WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAW.

         5.10 Each party hereby consents to the institution and resolution of any action or proceeding of any kind or nature with respect to or arising out of this Agreement and the Amended Notes in the state and federal courts located within Santa Clara county or the Northern District respectively of the State of California.

         5.11 EACH PARTY HEREBY AGREES TO WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE AMENDED NOTES OR THE TRANSACTIONS

CONTEMPLATED THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY. THE PARTIES HEREBY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING THAT SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT, THE AMENDED NOTES, OR ANY PROVISION HEREOF OR THEREOF.

         5.12 Article and section headings used in this Agreement are for convenience only and shall not be used to interpret, limit or amplify any term of this Agreement.

         5.13 This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement.

         5.14 Each party executing this Agreement represents that such party has the full authority and legal power to do so.

                            [signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

COMPANY:                            OASYS TELECOM, INC.
                                    a California corporation

                                    By: /s/ Gerard Miille
                                        -----------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------


LENDER:                             LARSCOM INCORPORATED

                                    By: Daniel L. Scharre
                                        -----------------
                                    Title: President and Chief Executive Officer
                                           -------------------------------------

                   [Signature page to Restructuring Agreement]

                                    EXHIBIT A
                                  AMENDED NOTES

         AMENDED AND RESTATED PROMISSORY NOTE (NO. 1) Dated May 13, 2002

         AMENDED AND RESTATED PROMISSORY NOTE (NO. 2) Dated May 13, 2002

                            [Please see the attached]
                    (Please see 10-Q Exhibits 10.1 and 10.2)

                                   SCHEDULE 1

                                 ADVERSE PERSONS

1.   *****

2.   *****

3.   *****

4.   *****

5.   *****

6.   *****

***** Confidential treatment has been requested for the redacted portions. The confidential redacted portions have been filed separately with the Securities and Exchange Commission.